Exhibit 99.1

SCHEDULE A

Directors, Executive Officers and Controlling Persons of the Reporting Persons

Directors, Executive Officers and Controlling Persons of Kingsway Capital Partners Limited

The name and present principal occupation of each of the directors, executive officers and controlling persons of Kingsway Capital Partners Limited are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Director and Chief Executive Officer	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director and Chief Operating Officer	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Afonso Campos	Director	United Kingdom	Director of Kingsway Capital Partners Limited.

Directors, Executive Officers and Controlling Persons of Kingsway Fund - Frontier Consumer Franchises

The name and present principal occupation of each of the directors, executive officers and controlling persons of Kingsway Fund - Frontier Consumer Franchises are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Edward Thompson	Director	United Kingdom	Director of Kingsway Fund - Frontier Consumer Franchises.

Directors, Executive Officers and Controlling Persons of FCO2 Digital Ltd

The name and present principal occupation of each of the directors, executive officers and controlling persons of FCO2 Digital Ltd are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Yaser Anwar	Director	United Kingdom	Director of (i) FCO2 Digital Ltd, (ii) SP12 Digital Ltd, (iii) SP13 Digital Ltd, (iv) SP14 Digital Ltd., and (v) SP15 Digital Ltd.

Directors, Executive Officers and Controlling Persons of Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd

The name and present principal occupation of each of the directors, executive officers and controlling persons of Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.

Directors, Executive Officers and Controlling Persons of SP12 Digital Ltd

The name and present principal occupation of each of the directors, executive officers and controlling persons of SP12 Digital Ltd are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Yaser Anwar	Director	United Kingdom	Director of (i) FCO2 Digital Ltd, (ii) SP12 Digital Ltd, (iii) SP13 Digital Ltd, (iv) SP14 Digital Ltd., and (v) SP15 Digital Ltd.

Directors, Executive Officers and Controlling Persons of SP13 Digital Ltd

The name and present principal occupation of each of the directors, executive officers and controlling persons of SP13 Digital Ltd are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Yaser Anwar	Director	United Kingdom	Director of (i) FCO2 Digital Ltd, (ii) SP12 Digital Ltd, (iii) SP13 Digital Ltd, (iv) SP14 Digital Ltd., and (v) SP15 Digital Ltd.

Directors, Executive Officers and Controlling Persons of SP14 Digital Ltd

The name and present principal occupation of each of the directors, executive officers and controlling persons of SP14 Digital Ltd are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Yaser Anwar	Director	United Kingdom	Director of (i) FCO2 Digital Ltd, (ii) SP12 Digital Ltd, (iii) SP13 Digital Ltd, (iv) SP14 Digital Ltd., and (v) SP15 Digital Ltd.

Directors, Executive Officers and Controlling Persons of SP15 Digital Ltd

The name and present principal occupation of each of the directors, executive officers and controlling persons of SP15 Digital Ltd are set forth below. Unless otherwise noted, each of these persons have as their business address c/o Kingsway Capital Partners Limited, Smithson Tower, 25 St James’s Street, London, United Kingdom, SW1A 1HA.

Name	Title	Citizenship	Principal Occupation or Employment
Manuel Stotz	Investment Manager	Germany	(A) Director and Chief Executive Officer of Kingsway Capital Partners Limited and (B) Investment Manager of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Conor McNaughton	Director	Ireland	(A) Director and Chief Operating Officer of Kingsway Capital Partners Limited and (B) Director of (i) Kingsway Fund - Frontier Consumer Franchises, (ii) FCO2 Digital Ltd, (iii) Kingsway Frontier Consumer Opportunities (FCO4) Growth Fund IV Ltd, (iv) SP12 Digital Ltd, (v) SP13 Digital Ltd, (vi) SP14 Digital Ltd., and (vii) SP15 Digital Ltd.
Yaser Anwar	Director	United Kingdom	Director of (i) FCO2 Digital Ltd, (ii) SP12 Digital Ltd, (iii) SP13 Digital Ltd, (iv) SP14 Digital Ltd., and (v) SP15 Digital Ltd.